              Stein Roe Advisor Special Venture Fund
               a series of Stein Roe Advisor Trust

          Supplement to Prospectus dated February 2, 1998

     Effective October 7, 1998, the portfolio managers for Stein Roe Advisor Special Venture Fund are James P. Haynie and Michael
E. Rega, who are jointly employed by Colonial Management Associates, Inc. ("CMA") and Stein Roe & Farnham Incorporated (each of which is an indirect wholly owned subsidiary of Liberty Financial Companies, Inc.). Mr. Haynie has managed or co-managed the Colonial Small Cap Value Fund since 1993. Mr. Rega has been employed by CMA as an analyst since 1993 and has co-managed the Colonial Small Cap Value Fund and another Colonial equity fund since 1996.

     The Adviser may use both its own trading facilities and those of CMA to place orders for the purchase and sale of portfolio securities for the Fund. For trades placed through CMA, in selecting broker-dealers, the Adviser may direct CMA to consider research and brokerage services furnished to the Adviser.

             This Supplement is Dated October 9, 1998

                   STEIN ROE ADVISOR TRUST
             Stein Roe Advisor Special Venture Fund

          Supplement to Prospectus Dated Feb. 2, 1998
                       ________________

     Special Venture Portfolio emphasizes investments in financially strong small- and medium-sized companies, based principally on appraisal of their management and stock valuations. The Adviser considers "small" companies to be those with market capitalizations of less than $1 billion and "medium-sized" companies to track the definition used by Lipper Analytical
Services, Inc. which is currently $1 to $5 billion. (See
Investment Policies.)

               This Supplement is Dated Aug. 24, 1998

Prospectus  Feb. 2, 1998

Stein Roe Advisor Funds

Stein Roe Advisor Balanced Fund
Stein Roe Advisor Growth & Income Fund
Stein Roe Advisor Special Fund
Stein Roe Advisor Special Venture Fund
Stein Roe Advisor International Fund

     Advisor Balanced Fund seeks to provide long-term growth of capital and current income, consistent with reasonable investment risk.

     Advisor Growth & Income Fund seeks to provide both growth of capital and current income.

     Advisor Special Fund seeks to provide capital appreciation by investing in securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed, or out-of-favor companies.

     Advisor Special Venture Fund seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of entrepreneurially managed companies. It emphasizes investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation.

     Advisor International Fund seeks to provide long-term growth of capital by investing in a diversified portfolio of foreign securities.

     Each Fund seeks to achieve its objective by investing all of its net investable assets in a corresponding Portfolio of SR&F Base Trust that has the identical investment objective and substantially the same investment policies as the Fund. The investment experience of each Fund will correspond to its respective Portfolio. (See Master Fund/Feeder Fund: Structure and Risk Factors.)

     Fund shares may be purchased only through Intermediaries, including retirement plan service providers.

     The Funds have no sales or redemption charges. Each Fund is a multi-class series of Stein Roe Advisor Trust (with only one class of shares, designated Class K) and each Portfolio is a series of SR&F Base Trust. Each Trust is an open-end management investment company.

     This prospectus contains information you should know before investing in the Funds. Please read it carefully and retain it for future reference.

     A Statement of Additional Information dated Feb. 2, 1998, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information and most recent financial statements may be obtained without charge by writing to Stein Roe Mutual Funds, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606, or by calling the Adviser. For additional information, call Retirement Services at 800-322-1130 or Advisor/Broker Services at 800-322-0593.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE
PRINCIPAL AMOUNT INVESTED.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


TABLE OF CONTENTS
                                   Page
Summary..............................3
Fee Table........................... 5
Financial Highlights.................7
The Funds............................9
Investment Policies..................9
   Advisor Balanced Fund.............9
   Advisor Growth & Income Fund......9
   Advisor Special Fund.............10
   Advisor Special Venture Fund.....10
   Advisor International Fund.......10
Performance Information.............12
Risks and Investment Considerations.12
Investment Restrictions............ 14
Portfolio Investments and
   Strategies.......................15
Net Asset Value.................... 18
How to Purchase Shares..............19
How to Redeem Shares................20
Distributions and Income Taxes......20
Management......................... 22
Organization and Description of
  Shares............................25
Master Fund/Feeder Fund: Structure
  and Risk Factors..................26
For More Information............... 28

SUMMARY

Stein Roe Advisor Balanced Fund ("Advisor Balanced Fund"), Stein Roe Advisor Growth & Income Fund ("Advisor Growth & Income Fund"), Stein Roe Advisor Special Fund ("Advisor Special Fund"), Stein Roe Advisor Special Venture Fund ("Advisor Special Venture Fund") and Stein Roe Advisor International Fund ("Advisor International Fund") are series of Stein Roe Advisor Trust ("Advisor Trust"), an open-end management investment company organized as a Massachusetts business trust. (See The Funds and Organization and Description of Shares.) This prospectus is not a solicitation in any jurisdiction in which shares of the Funds are not qualified for sale.

Investment Objectives and Policies. The investment objective of Advisor Balanced Fund is to provide long-term growth of capital and current income, consistent with reasonable investment risk. Advisor Balanced Fund invests all of its net investable assets in SR&F Balanced Portfolio ("Balanced Portfolio") which has the same investment objective and investment policies substantially similar to those of Advisor Balanced Fund. The assets of Balanced Portfolio are allocated among equities, debt securities, and cash. The portfolio manager determines those allocations based on the views of the Adviser's investment strategists regarding economic, market, and other factors relative to investment opportunities.

     The investment objective of Advisor Growth & Income Fund is to provide both growth of capital and current income. Advisor Growth & Income Fund invests all of its net investable assets in SR&F Growth & Income Portfolio ("Growth & Income Portfolio") which has the same investment objective and investment policies substantially similar to those of Advisor Growth & Income Fund. The Fund is designed for investors seeking a diversified portfolio of securities that offers the opportunity for long-term growth of capital while also providing a steady stream of income. In seeking to meet this objective, Growth & Income Portfolio invests primarily in well-established companies whose common stocks are believed to have the potential both to appreciate in value and to pay dividends to shareholders.

     The investment objective of Advisor Special Fund is to provide capital appreciation by investing in securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed, or out-of-favor companies. Advisor Special Fund invests all of its net investable assets in SR&F Special Portfolio ("Special Portfolio") which has the same investment objective and investment policies substantially similar to those of Advisor Special Fund. Particular emphasis is placed on securities that are considered to have limited downside risk relative to their potential for above-average growth--including securities of undervalued, underfollowed or out-of-favor companies, and companies that are low-cost producers of goods or services, financially strong, or run by well-respected managers. Special Portfolio's investments may include securities of seasoned, established companies that appear to have appreciation potential, as well as securities of relatively small, new companies; securities with limited marketability; new issues of securities; securities of companies that, in the Adviser's opinion, will benefit from management change, new technology, new product or service development, or change in demand; and other securities that the Adviser believes have capital appreciation possibilities.

     The investment objective of Advisor Special Venture Fund is to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of entrepreneurially managed companies. Advisor Special Venture Fund invests all of its net investable assets in SR&F Special Venture Portfolio ("Special Venture Portfolio") which has the same investment objective and investment policies substantially similar to those of Advisor Special Venture Fund. Special Venture Portfolio emphasizes investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation.

     The investment objective of Advisor International Fund is to provide long-term growth of capital by investing in a diversified portfolio of foreign securities. Advisor International Fund invests all of its net investable assets in SR&F International Portfolio ("International Portfolio") which has the same investment objective and investment policies substantially similar to those of Advisor International Fund. International Portfolio invests primarily in equity securities. Under normal market conditions, it will invest at least 65% of its total assets (taken at market value) in foreign securities of at least three countries outside the United States. International Portfolio diversifies its investments among several countries and does not concentrate investments in any particular industry.

     For a more detailed discussion of the investment objectives and policies, please see Investment Policies and Portfolio Investments and Strategies. There is, of course, no guarantee that the Funds or the Portfolios will achieve their investment objectives.

Investment Risks. Advisor Balanced Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital appreciation through investments in securities. Advisor Growth & Income Fund is designed for long-term investors who desire to participate in the stock market with moderate investment risk while seeking to limit market volatility. Advisor Special Fund is designed for long-term investors who desire to participate in the stock market with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation funds.
Advisor Special Venture Fund is designed for long-term investors who want greater return potential than is available from the stock market in general, and who are willing to tolerate the greater investment risk and market volatility associated with investments in small and medium-sized companies. Advisor International Fund is intended for long-term investors who can accept the risks entailed in investing in foreign securities.

     Since International Portfolio invests primarily in foreign securities and the other Portfolios may invest in foreign securities, investors should understand and consider carefully the risks involved in foreign investing. Investing in foreign securities involves certain risks and opportunities not typically associated with investing in U.S. securities. Such risks include fluctuations in exchange rates on foreign currencies, less public information, less government supervision, less liquidity, and greater price volatility.

Purchases and Redemptions. Fund shares may be purchased only through Intermediaries, including retirement plan service providers. For information on purchasing and redeeming Fund shares, please see How to Purchase Shares, How to Redeem Shares, and Management--Distributor.

Management and Fees. Stein Roe & Farnham Incorporated (the "Adviser") is investment adviser to each Portfolio. In addition, it provides administrative services to each Fund and each Portfolio. For a description of the Adviser and these service arrangements, see
Management.

FEE TABLE
                                 Advisor         Advisor Advisor
                        Advisor  Growth  Advisor Special Inter-
                        Balanced Stock   Special Venture national
                        Fund     Fund    Fund    Fund    Fund
                        -------- ------  ------- ------- --------
Shareholder Transaction
  Expenses /1/
Sales Load Imposed on
 Purchases               None    None    None    None    None
Sales Load Imposed on
 Reinvested Dividends    None    None    None    None    None
Deferred Sales Load      None    None    None    None    None
Redemption Fees          None    None    None    None    None
Exchange Fees            None    None    None    None    None

Annual Fund Operating
 Expenses (after reim-
 bursement; as a per-
 centage of average net
 assets)
Management and Adminis-
 trative Fees (after
 reimbursement )         0.00%  0.00%    0.00%   0.00%   0.00%
12b-1 Fees               0.25%  0.25%    0.25%   0.25%   0.25%
Other Expenses (after
  reimbursement)         1.10%  1.15%    1.20%   1.25%   1.50%
                         -----  -----    -----   -----   -----
Total Fund Operating
 Expenses (after
 reimbursement)          1.35%  1.40%    1.45%   1.50%   1.75%
                         =====  =====    =====   =====   =====
__________
1. Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.

Example. You would pay the following expenses on a $1,000 investment assuming (1) 5% annual return; and (2) redemption at the end of each time period:

                             1 year  3 years  5 years  10 years
Advisor Balanced Fund         $14      $43      $74      $162
Advisor Growth & Income Fund   14       44       77       168
Advisor Special Fund           15       46       79       174
Advisor Special Venture Fund   15       47       82       179
Advisor International Fund     18       55       95       206

     The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly as an investor in a Fund. The Fee Table reflects the combined expenses of both the Funds and the Portfolios. Total Operating Expenses are annualized projections based upon current administrative fees and management fees. Other Expenses are estimated amounts for the current fiscal year. The figures assume that the percentage amounts listed under Annual Fund Operating Expenses remain the same during each of the periods and that all income dividends and capital gains distributions are reinvested in additional shares.

     From time to time, the Adviser may voluntarily undertake to reimburse a Fund for a portion of its operating expenses and its pro rata share of the fees and expenses payable by its master Portfolio. The Adviser has undertaken to reimburse each Fund for its operating expenses and its pro rata share of the operating expenses of its corresponding Portfolio to the extent such expenses exceed a specified percentage of the Fund's annual average net assets. These commitments expire on Jan. 31, 1999, subject to earlier review and possible termination by the Adviser on 30 days' notice to the Fund. Any such reimbursement will lower a Fund's overall expense ratio and increase its overall return to investors. (Also see Management--Fees and Expenses.) The following table shows each Fund's expense limit and what its share of the Management Fee of its master Portfolio, the Administrative Fee and Total Operating Expenses would be without the reimbursement:
                                Management
                                and
                                Adminis-           Total
                                trative  Other     Operating
                        Expense Fees    Expenses  Expenses
                        Limit     (without reimbursement)
                        ------- ----------------------------
Advisor Balanced Fund     1.35%    0.70%    86.88%    87.83%
Advisor Growth & Income
  Fund                    1.40     0.75     87.76     88.76
Advisor Special Fund      1.45     0.87     85.27     86.39
Advisor Special Venture
 Fund                     1.50     0.90     87.81     88.96
Advisor International
 Fund                     1.75     1.00     86.90     88.15

     Each Fund pays the Adviser an administrative fee based on the Fund's average daily net assets and each Portfolio pays the Adviser a management fee based on its average daily net assets. The trustees of Advisor Trust have considered whether the annual operating expenses of each Fund, including its share of the expenses of its master Portfolio, would be more or less than if the Fund invested directly in the securities held by the Portfolio. The trustees concluded that the Funds' expenses would not be materially greater in such case.

     The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. Although information such as that shown in the Example and Fee Table is useful in reviewing a Fund's expenses and in providing a basis for comparison with other mutual funds, it should not be used for comparison with other investments using different assumptions or time periods.

     Because the Funds pay a 12b-1 fee, long-term investors in a Fund may pay more over long periods of time in distribution expenses than the maximum front-end sales charge permitted by the National
Association of Securities Dealers, Inc. ("NASD"). For further information on the 12b-1 fee, see Management--Distributor or call your financial representative.

FINANCIAL HIGHLIGHTS

The following tables reflect the results of operations of the Funds on a per-share basis for the periods shown and have been audited by Arthur Andersen LLP, independent public accountants. These tables should be read in conjunction with the respective Fund's financial statements and notes thereto. The Funds' annual reports, which may be obtained from Advisor Trust without charge upon request, contain additional performance information.

Advisor Balanced Fund
                                        Period
                                        Ended
                                        Sept. 30,
                                        1997(a)
                                        ---------
Net Asset Value, Beginning of Period    $10.00
                                        ------
Income from Investment Operations
Net investment income                     0.04
Net realized and unrealized gains on
  investments                             1.13
                                        ------
    Total from investment operations      1.17
                                        ------
Net Asset Value, End of Period          $11.17
                                        ======
Ratio of net expenses to average net
  assets (b)                             1.35%*
Ratio of net investment income to
 average net assets (c)                  0.70%*
Total return                            11.70%
Net assets, end of period (000 omitted)   $112


Advisor Growth & Income Fund
                                        Period
                                        Ended
                                        Sept. 30,
                                        1997(a)
                                        ---------
Net Asset Value, Beginning of Period    $10.00
Income from Investment Operations
Net investment income                     0.03
Net realized and unrealized gains on
 investments                              1.33
    Total from investment operations      1.36
Net Asset Value, End of Period          $11.36
                                        ======
Ratio of net expenses to average net
  assets (b)                             1.40%*
Ratio of net investment income to
 average net assets (c)                  0.54%*
Total return                            13.60%
Net assets, end of period (000 omitted)   $114

Advisor Special Fund
                                        Period
                                        Ended
                                        Sept. 30,
                                        1997(a)
                                        ---------
Net Asset Value, Beginning of Period     $10.00
                                         ------
Income from Investment Operations
Net investment loss                       (0.03)
Net realized and unrealized gains on
 investments                               2.49
                                         ------
    Total from investment operations       2.46
                                         ------
Net Asset Value, End of Period           $12.46
                                         ======
Ratio of net expenses to average net
 assets (b)                               1.44%*
Ratio of net investment income to
 average net assets (c)                  (0.46%)*
Total return                             24.60%
Net assets, end of period (000 omitted)    $125

Advisor Special Venture Fund
                                        Period
                                        Ended
                                        Sept. 30,
                                        1997(a)
                                        ---------
Net Asset Value, Beginning of Period    $10.00
                                        ------
Income from Investment Operations
Net investment loss                      (0.03)
Net realized and unrealized gains on
 investments                              1.87
                                        ------
    Total from investment operations      1.84
                                        ------
Net Asset Value, End of Period          $11.84
                                        ======
Ratio of net expenses to average net
 assets (b)                              1.50%*
Ratio of net investment income to
 average net assets (c)                 (0.42%)*
Total return                            18.40%
Net assets, end of period (000 omitted)   $118

Advisor International Fund
                                        Period
                                        Ended
                                        Sept. 30,
                                        1997(a)
                                        ---------
Net Asset Value, Beginning of Period     $10.00
                                         ------
Income from Investment Operations
Net investment income                      0.06
Net realized and unrealized gains on
 investments                               0.64
                                         ------
    Total from investment operations       0.70
                                         ------
Net Asset Value, End of Period           $10.70
                                         ======
Ratio of net expenses to average net
 assets (b)                               1.75%*
Ratio of net investment income to
 average net assets (c)                   0.87%*
Total return                              7.00%
Net assets, end of period (000 omitted)    $107
----------
*Annualized.
(a) From commencement of operations on Feb. 14, 1997, reflects information relating to the initial shares of a Fund that were redesignated Class K shares as of Oct. 15, 1997. As presented in other parts of this prospectus, the historical performance of Class K shares prior to Feb. 14, 1997, is based on the performance of each Fund's respective Portfolio, restated to reflect 12b-1 fees and other expenses applicable to Class K, without giving effect to any expense reimbursements described herein and assuming reinvestment of dividends and capital gains.
(b) If the Fund had paid all of its expenses and there had been no reimbursement of expenses by the Adviser, this ratio would have been 87.83% for Advisor Balanced Fund, 88.76% for Advisor Growth & Income Fund, 86.39% for Advisor Special Fund, 88.96% for Advisor Special Venture Fund, and 88.15% for Advisor International Fund for the period ended Sept. 30, 1997.
(c) Computed giving effect to the Adviser's expense limitation.

THE FUNDS

The five mutual funds described in this prospectus (referred to collectively as the "Funds") are series of Advisor Trust, which is an open-end management investment company authorized to issue shares of beneficial interest in separate series.

     Rather than invest in securities directly, each Fund seeks to achieve its investment objective by using the "master fund/feeder fund structure." Under that structure, a feeder fund and one or more other feeder funds pool their assets in a master portfolio that has the same investment objective and substantially the same investment policies as the feeder funds. (See Master Fund/Feeder Fund: Structure and Risk Factors.) Each Fund invests all of its net investable assets in a corresponding portfolio (referred to collectively as the "Portfolios") which is a series of SR&F Base Trust ("Base Trust").

     Stein Roe & Farnham Incorporated (the "Adviser") provides portfolio management services to each Portfolio and administrative services to each Fund and each Portfolio.

INVESTMENT POLICIES

     The Funds invest as described below. Further information on investment techniques that may be employed and the risks associated with such techniques may be found under Risks and Investment
Considerations and Portfolio Investments and Strategies in this prospectus and in the Statement of Additional Information.

Stein Roe Advisor Balanced Fund ("Advisor Balanced Fund") seeks to provide long-term growth of capital and current income, consistent with reasonable investment risk. Advisor Balanced Fund invests all of its net investable assets in SR&F Balanced Portfolio ("Balanced Portfolio"), which has the same investment objective and investment policies substantially similar to Advisor Balanced Fund. The assets of Balanced Portfolio are allocated among equities, debt securities and cash. The portfolio manager determines those allocations based on views of the Adviser's investment strategists regarding economic, market and other factors relative to investment opportunities.

     The equity portion of the portfolio is invested primarily in well-established companies having market capitalizations in excess of $1 billion. Fixed income senior securities will make up at least 25% of Balanced Portfolio's total assets. Investments in debt securities are limited to those that are within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization or, if unrated, determined by the Adviser to be of comparable quality.

Stein Roe Advisor Growth & Income Fund ("Advisor Growth & Income Fund") seeks to provide both growth of capital and current income. Advisor
Growth & Income Fund invests all of its net investable assets in SR&F Growth & Income Portfolio ("Growth & Income Portfolio"), which has the same investment objective and investment policies substantially similar to Advisor Growth & Income Fund. Advisor Growth & Income Fund is designed for investors seeking a diversified portfolio of securities that offers the opportunity for long-term growth of capital while also providing a steady stream of income. In seeking to meet this objective, Growth & Income Portfolio invests primarily in well-established companies whose common stocks are believed to have the potential both to appreciate in value and to pay dividends to shareholders.

     Although it may invest in a broad range of securities (including common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, and warrants or rights to purchase common stocks), normally Growth & Income Portfolio emphasizes investments in equity securities of companies having market capitalizations in excess of $1 billion. Securities of these well-established companies are believed to be generally less volatile than those of companies with smaller capitalizations because companies with larger capitalizations tend to have experienced management; broad, highly diversified product lines; deep resources; and easy access to credit.

Stein Roe Advisor Special Fund ("Advisor Special Fund") seeks to provide capital appreciation by investing in securities that are considered to have limited downside risk relative to their potential for above-average growth, including securities of undervalued, underfollowed, or out-of-favor companies. Advisor Special Fund invests all of its net investable assets in SR&F Special Portfolio ("Special Portfolio"), which has the same investment objective and investment policies substantially similar to Advisor Special Fund. Special Portfolio may invest in securities of seasoned, established companies that appear to have appreciation potential, as well as securities of relatively small, new companies. In addition, it may invest in securities with limited marketability; new issues of securities; securities of companies that, in the Adviser's opinion, will benefit from management change, new technology, new product or service development, or change in demand; and other securities that the Adviser believes have capital appreciation possibilities. Securities of smaller, newer companies may be subject to greater price volatility than securities of larger, well-established companies. In addition, many smaller companies are less well known to the investing public and may not be as widely followed by the investment community. Although Special Portfolio invests primarily in common stocks, it may also invest in other equity-type securities, including preferred stocks and securities convertible into equity securities.

Stein Roe Advisor Special Venture Fund ("Advisor Special Venture Fund") seeks to provide long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of entrepreneurially managed companies. Advisor Special Venture Fund invests all of its net investable assets in SR&F Special Venture Portfolio ("Special Venture Portfolio"), which has the same investment objective and investment policies substantially similar to Advisor Special Venture Fund. It emphasizes investments in financially strong small and medium-sized companies, based principally on management appraisal and stock valuation. The Adviser considers "small" and "medium-sized" companies to be those with market capitalizations of less than $1 billion and $1 to $3 billion, respectively.

     In both its initial and ongoing appraisals of a company's management, the Adviser seeks to know both the principal owners and senior management and to assess, through personal visits, their business judgment and strategies through personal visits. The Adviser favors companies whose management has an owner/operator, risk-averse orientation and a demonstrated ability to create wealth for investors. Attractive company characteristics include unit growth, favorable cost structures or competitive positions, and financial strength that enables management to execute business strategies under difficult conditions. A company is attractively valued when its stock can be purchased at a meaningful discount to the value of the underlying business.

Stein Roe Advisor International Fund ("Advisor International Fund") seeks to provide long-term growth of capital by investing in a diversified portfolio of foreign securities. Advisor International Fund invests all of its net investable assets in SR&F International Portfolio ("International Portfolio"), which has the same investment objective and investment policies substantially similar to Advisor International Fund. Current income is not a primary factor in the selection of portfolio securities. International Portfolio invests primarily in common stocks and other equity-type securities (such as preferred stocks, securities convertible or exchangeable for common stocks, and warrants or rights to purchase common stocks). International Portfolio may invest in securities of smaller emerging companies as well as securities of well-seasoned companies of any size. Smaller companies, however, involve higher risks in that they typically have limited product lines, markets, and financial or management resources. In addition, the securities of smaller companies may trade less frequently and have greater price fluctuation than larger companies, particularly those operating in countries with developing markets.

     International Portfolio diversifies its investments among several countries and does not concentrate investments in any particular industry. In pursuing its objective, International Portfolio varies the geographic allocation and types of securities in which it invests based on the Adviser's continuing evaluation of economic, market, and political trends throughout the world. While International Portfolio has not established limits on geographic asset distribution, it ordinarily invests in the securities markets of at least three countries outside the United States, including but not limited to Western European countries (such as Belgium, France, Germany, Ireland, Italy, The Netherlands, the countries of Scandinavia, Spain, Switzerland, and the United Kingdom); countries in the Pacific Basin (such as Australia, Hong Kong, Japan, Malaysia, the Philippines, Singapore, and Thailand); and countries in the Americas (such as Argentina, Brazil, Colombia, and Mexico). As of Sept. 30, 1997, International Portfolio had more than 5% of its total assets in each of the following countries:

Countries        Market Value   Percentage of
                  (in 000s)     Total Assets
Japan              $27,678        16.44%
United Kingdom      16,881        10.02
Germany             12,204         7.25
France              11,503         6.83
Finland             11,144         6.62

Under normal market conditions, International Portfolio will invest at least 65% of its total assets (taken at market value) in foreign securities. If, however, investments in foreign securities appear to be relatively unattractive in the judgment of the Adviser because of current or anticipated adverse political or economic conditions, International Portfolio may hold cash or invest any portion of its assets in securities of the U.S. Government and equity and debt securities of U.S. companies, as a temporary defensive strategy. To meet liquidity needs, International Portfolio may also hold cash in domestic and foreign currencies and invest in domestic and foreign money market securities (including repurchase agreements and foreign money market positions).

     In the past, the U.S. Government has from time to time imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as International Portfolio. If such restrictions should be reinstated, it might become necessary for International Portfolio to invest all or substantially all of its assets in U.S. securities. In such an event, International Portfolio would review its investment objective and policies to determine whether changes are appropriate.

     International Portfolio may purchase foreign securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or other securities representing underlying shares of foreign issuers. International Portfolio may invest in sponsored or unsponsored ADRs. (For a description of ADRs and EDRs, see the Statement of Additional Information.)

PERFORMANCE INFORMATION

The total return from an investment in a Fund is measured by the distributions received (assuming reinvestment), plus or minus the change in the net asset value per share for a given period. A total return percentage may be calculated by dividing the value of a share at the end of the period (including reinvestment of distributions) by the value of the share at the beginning of the period and subtracting one. For a given period, an average annual total return may be calculated by finding the average annual compounded rate that would equate a hypothetical $1,000 investment to the ending redeemable value.

     Comparison of a Fund's total return with alternative investments should consider differences between the Fund and the alternative investments, the periods and methods used in calculation of the return being compared, and the impact of taxes on alternative investments. Of course, past performance is no guarantee of future results. Share prices may vary, and your shares when redeemed may be worth more or less than your original purchase price.

     Each Fund invests all of its net investable assets in a corresponding master Portfolio, which has the same investment objective and substantially the same investment policies as the Fund. Each Fund commenced operations on Feb. 14, 1997. The historical performance for the period prior to Feb. 14, 1997, is based on the performance of the Portfolio, restated to reflect the sales charges, 12b-1 fees and other applicable expenses as set forth in the Fee Table, without giving effect to any fee reimbursements described therein and assuming reinvestment of dividends and capital gains. Historical performance as restated should not be interpreted as indicative of a Fund's future performance. The average annual total returns for the periods ended Sept. 30, 1997 were:
                                                           Since
Fund                 1 Year  3 Years  5 Years  10 Years  Inception
---------------------  ------  ---------  -------  ---------  ----------
Advisor Balanced Fund   23.24%  17.26%   13.02%   10.76%     9.63%
Advisor Growth &
 Income Fund          30.55    24.50   18.71     13.38    13.20
Advisor Special Fund  33.30    21.46   18.30     14.38    13.92
Advisor Special
 Venture Fund         21.46       --      --        --    26.93
Advisor Interna-
 tional Fund           9.26     5.16      --        --     6.00

RISKS AND INVESTMENT CONSIDERATIONS

Advisor Balanced Fund is designed for long-term investors who can accept the fluctuations in portfolio value and other risks associated with seeking long-term capital appreciation through investments in securities. Advisor Growth & Income Fund is designed for long-term investors who desire to participate in the stock market with moderate investment risk while seeking to limit market volatility. Advisor Special Fund is designed for long-term investors who desire to participate in the stock market with more investment risk and volatility than the stock market in general, but with less investment risk and volatility than aggressive capital appreciation funds.
Advisor Special Venture Fund is designed for long-term investors who want greater return potential than is available from the stock market in general, and who are willing to tolerate the greater investment risk and market volatility associated with investments in small and medium-sized companies. Advisor International Fund is intended for long-term investors who can accept the risks entailed in investing in foreign securities.

     Each Portfolio usually allocates its investments among a number of different industries rather than concentrating in a particular industry or group of industries, but this does not eliminate all risk. No Portfolio will, however, invest more than 25% of the total value of its assets (at the time of investment) in the securities of companies in any one industry. There can be no guarantee that a Fund or Portfolio will achieve its objective.

     Each Portfolio may invest in debt securities. Debt securities rated in the fourth highest grade may have some speculative characteristics, and changes in economic conditions or other circumstances may lead to a weakened capacity of the issuers of such securities to make principal and interest payments. Securities rated below investment grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest or repay principal.

Foreign Investing. International Portfolio invests primarily in foreign securities and each other Portfolio may invest up to 25% of its total assets in foreign securities. For purposes of this limit, foreign securities exclude American Depositary Receipts (ADRs), foreign debt securities denominated in U.S. dollars, and securities guaranteed by a U.S. person.

     Non-U.S. investments may be attractive because they increase diversification, as compared to a portfolio comprised solely of U.S. investments. In addition, many foreign economies have, from time to time, grown faster than the U.S. economy, and the returns on investments in these countries have exceeded those of similar U.S. investments--there can be no assurance, however, that these conditions will continue. International diversification also allows a Portfolio and an investor to take advantage of changes in foreign economies and market conditions.

     Investors should understand and consider carefully the greater risks involved in foreign investing. Investing in foreign securities-- positions which are generally denominated in foreign currencies--and utilization of forward foreign currency exchange contracts involve certain considerations comprising both risks and opportunities not typically associated with investing in U.S. securities. These considerations include: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less governmental supervision of stock exchanges, securities brokers, and issuers of securities; lack of uniform accounting, auditing, and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; possible investment in the securities of companies in developing as well as developed countries; and sometimes less advantageous legal, operational, and financial protections applicable to foreign sub-custodial arrangements. These risks are greater for emerging market countries.

     Although International Portfolio will try to invest in companies and governments of countries having stable political environments, there is the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets, establishment of exchange controls, the adoption of foreign government restrictions, and other adverse political, social or diplomatic developments that could adversely affect investment in these nations.

     The price of securities of small, rapidly growing companies is expected to fluctuate more widely than the general market due to the difficulty in assessing financial prospects of companies developing new products or operating in countries with developing markets.

     The strategy for selecting investments will be based on various criteria. A company proposed for investment should have a good market position in a fast-growing segment of the economy, strong management, preferably a leading position in its business, prospects of superior financial returns, ability to self-finance, and securities available for purchase at a reasonable market valuation. Because of the foreign domicile of such companies, however, information on some of the above factors may be difficult, if not impossible, to obtain.

     To the extent portfolio securities are issued by foreign issuers or denominated in foreign currencies, investment performance is affected by the strength or weakness of the U.S. dollar against these currencies. If the dollar falls relative to the Japanese yen, for example, the dollar value of a yen-denominated stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the yen-denominated stock will fall. (See the discussion of portfolio and transaction hedging under Portfolio Investments and Strategies.)

     Further information on investment techniques that may be employed by a Portfolio may be found under Portfolio Investments and Strategies.


INVESTMENT RESTRICTIONS

Each Fund and Portfolio is diversified as that term is defined in the Investment Company of 1940.

     No Fund or Portfolio may invest more than 5% of its assets in the securities of any one issuer. This restriction applies only to 75% of its investment portfolio, and does not apply to securities of the U.S. Government or repurchase agreements /1/ for such securities. This restriction also does not prevent a Fund from investing all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.
-------
/1/ A repurchase agreement involves a sale of securities to a Portfolio in which the seller agrees to repurchase the securities at a higher price, which includes an amount representing interest on the purchase price, within a specified time. In the event of bankruptcy of the seller, a Portfolio could experience both losses and delays in liquidating its collateral.
-------

     No Fund or Portfolio will acquire more than 10% of the outstanding voting securities of any one issuer. A Fund may, however, invest all of its assets in shares of another investment company having the identical investment objective under a master/feeder structure.

     While no Fund or Portfolio may make loans, each may (1) purchase money market instruments and enter into repurchase agreements; (2) acquire publicly distributed or privately placed debt securities; (3) lend portfolio securities under certain conditions; and (4) participate in an interfund lending program with other Stein Roe Funds and Portfolios. A Fund or Portfolio may not borrow money, except for nonleveraging, temporary, or emergency purposes or in connection with participation in the interfund lending program. Neither the aggregate borrowings (including reverse repurchase agreements) nor the aggregate loans at any one time may exceed 33 1/3% of the value of total assets. Additional securities may not be purchased when borrowings less proceeds receivable from sales of portfolio securities exceed 5% of total assets.

     Each Portfolio may invest in repurchase agreements, provided that it will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

     The policies summarized in the second, third, and fourth paragraphs under this section (except for the second and third paragraphs as they relate to Advisor Special Fund and Special Portfolio) and the policy with respect to concentration of investments in any one industry described under Risks and Investment Considerations are fundamental policies of each Fund and each Portfolio and, as such, can be changed only with the approval of a "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940. The common investment objective of each Fund and its master Portfolio is nonfundamental and, as such, may be changed by the Board of Trustees without shareholder approval. All of the investment restrictions are set forth in the Statement of Additional Information.

     Nothing in the investment restrictions outlined here shall be deemed to prohibit International Portfolio from purchasing the securities of any issuer pursuant to the exercise of subscription rights distributed to International Portfolio by the issuer. No such purchase may be made if, as a result, International Portfolio will no longer be a diversified investment company as defined in the Investment Company Act of 1940 or if International Portfolio will fail to meet the diversification requirements of the Internal Revenue Code.


PORTFOLIO INVESTMENTS AND STRATEGIES

Debt Securities. In pursuing its investment objective, each Portfolio may invest in debt securities of corporate and governmental issuers. Investments in debt securities by Growth & Income Portfolio and Balanced Portfolio are limited to those that are rated within the four highest grades (generally referred to as "investment grade") assigned by a nationally recognized statistical rating organization. Investments in unrated debt securities are limited to those deemed to be of comparable quality by the Adviser. Securities in the fourth highest grade may possess speculative characteristics, and changes in economic conditions are more likely to affect the issuer's capacity to pay interest and repay principal. If the rating of a security held by a Fund is lost or reduced below investment grade, the Fund is not required to dispose of the security--the Adviser will, however, consider that fact in determining whether that Fund should continue to hold the security. Special Venture Portfolio, Special Portfolio and International Portfolio may invest up to 35% of their net assets in debt securities, but do not expect to invest more than 5% of their net assets in debt securities that are rated below investment grade.

Foreign Securities. Each Portfolio may invest in sponsored or unsponsored ADRs. In addition to, or in lieu of, such direct investment, Each Portfolio may construct a synthetic foreign debt position by (a) purchasing a debt instrument denominated in one currency, generally U.S. dollars; and (b) concurrently entering into a forward contract to deliver a corresponding amount of that currency in exchange for a different currency on a future date and at a specified rate of exchange. Because of the availability of a variety of highly liquid U.S. dollar debt instruments, a synthetic foreign debt position utilizing such U.S. dollar instruments may offer greater liquidity than direct investment in foreign currency debt instruments.

     As of Sept. 30, 1997, holdings of foreign companies, as a percentage of net assets, were as follows: Balanced Portfolio, 11.4% (3.9% in foreign securities and 7.5% in ADRs); Growth & Income Portfolio, 3.1% (0.5% in foreign securities and 2.6% in ADRs); Special Portfolio, 7.8% (5.3% in foreign securities and 2.5% in ADSs); and Special Venture Portfolio, 3.2% (1.7% in foreign securities and 1.5% in
ADRs).

Settlement Transactions.   When International Portfolio enters into a
contract for the purchase or sale of a foreign portfolio security, it usually is required to settle the purchase transaction in the relevant foreign currency or receive the proceeds of the sale in that currency. In either event, International Portfolio is obliged to acquire or dispose of an appropriate amount of foreign currency by selling or buying an equivalent amount of U.S. dollars. At or near the time of the purchase or sale of the foreign portfolio security, International Portfolio may wish to lock in the U.S. dollar value of a transaction at the exchange rate or rates then prevailing between the U.S. dollar and the currency in which the security is denominated. Known as "transaction hedging," this may be accomplished by purchasing or selling such foreign securities on a "spot," or cash, basis. Transaction hedging also may be accomplished on a forward basis, whereby International Portfolio purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt or delivery at either a specified date or at any time within a specified time period. In so doing, International Portfolio will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the U.S. dollar and the foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. Similar transactions may be entered into by using other currencies if International Portfolio seeks to move investments denominated in one currency to investments denominated in another.

Currency Hedging. Most of International Portfolio's portfolio will be invested in foreign securities. As a result, in addition to the risk of change in the market value of portfolio securities, the value of the portfolio in U.S. dollars is subject to fluctuations in the exchange rate between the foreign currencies and the U.S. dollar.

     When, in the opinion of the Adviser, it is desirable to limit or reduce exposure in a foreign currency to moderate potential changes in the U.S. dollar value of the portfolio, a Portfolio may enter into a forward currency exchange contract to sell or buy such foreign currency (or another foreign currency that acts as a proxy for that currency)-- through the contract, the U.S. dollar value of certain underlying foreign portfolio securities can be approximately matched by an equivalent U.S. dollar liability. This technique is known as "currency hedging." By locking in a rate of exchange, currency hedging is intended to moderate or reduce the risk of change in the U.S. dollar value of a portfolio only during the period of the forward contract. Forward contracts usually are entered into with banks and broker-dealers; are not exchange traded; and although they are usually less than one year, may be renewed. A default on the contract would deprive a Portfolio of unrealized profits or force it to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Neither type of foreign currency transaction will eliminate fluctuations in the prices of portfolio securities or prevent loss if the price of such securities should decline. In addition, such forward currency exchange contracts will diminish the benefit of the appreciation in the U.S. dollar value of that foreign currency. (For further information on forward foreign currency exchange transactions, see the Statement of Additional Information.)

      A Portfolio may utilize spot and forward foreign exchange transactions to reduce the risk caused by exchange rate fluctuations between one currency and another when securities are purchased or sold on a when-issued basis. It may also invest in synthetic money market instruments.

Convertible Securities. By investing in convertible securities, a Portfolio obtains the right to benefit from the capital appreciation potential in the underlying stock upon exercise of the conversion right, while earning higher current income than would be available if the stock were purchased directly. In determining whether to purchase a convertible security, the Adviser will consider substantially the same criteria that would be considered in purchasing the underlying stock. Although convertible securities are frequently rated investment grade, each Portfolio also may purchase unrated securities or securities rated below investment grade if the securities meet the Adviser's other investment criteria. Convertible securities rated below investment grade tend to be more sensitive to interest rate and economic changes, may be obligations of issuers who are less creditworthy than issuers of higher-quality convertible securities, and may be more thinly traded due to the fact that such securities are less well known to investors than either common stock or conventional debt securities. As a result, the Adviser's own investment research and analysis tend to be more important than other factors in the purchase of convertible securities.

Lending Portfolio Securities; When-Issued and Delayed-Delivery Securities. Each Portfolio may make loans of its portfolio securities to broker-dealers and banks subject to certain restrictions described in the Statement of Additional Information. Each Portfolio may participate in an interfund lending program, subject to certain restrictions described in the Statement of Additional Information.
Each Portfolio may invest in securities purchased on a when-issued or delayed-delivery basis. Although the payment terms of these securities are established at the time a Portfolio enters into the commitment, the securities may be delivered and paid for a month or more after the date of purchase, when their value may have changed. A Portfolio will make such commitments only with the intention of actually acquiring the securities, but may sell the securities before settlement date if it is deemed advisable for investment reasons.

Short Sales Against the Box.   Each Portfolio may sell short securities
it owns or has the right to acquire without further consideration, using a technique called selling short "against the box." Short sales against the box may protect against the risk of losses in the value of its portfolio securities because any unrealized losses with respect to such securities should be wholly or partly offset by a corresponding gain in the short position. However, any potential gains in such securities should be wholly or partially offset by a corresponding loss in the short position. Short sales against the box may be used to lock in a profit on a security when, for tax reasons or otherwise, the Adviser does not want to sell the security. No Portfolio expects to commit more than 5% of its net assets to short sales against the box. For a more complete explanation, please refer to the Statement of Additional Information.

Derivatives. Consistent with its objective, each Portfolio may invest in a broad array of financial instruments and securities, including conventional exchange-traded and non-exchange-traded options; futures contracts; futures options; securities collateralized by underlying pools of mortgages or other receivables; floating rate instruments; and other instruments that securitize assets of various types ("Derivatives"). In each case, the value of the instrument or security is "derived" from the performance of an underlying asset or a "benchmark" such as a security index, an interest rate, or a currency. No Portfolio expects to invest more than 5% of its net assets in any type of Derivative except for options, futures contracts, and futures options.

     In seeking to achieve its desired investment objective, provide additional revenue, or hedge against changes in security prices, interest rates or currency fluctuations, a Portfolio may: (1) purchase and write both call options and put options on securities, indexes and foreign currencies; (2) enter into interest rate, index and foreign currency futures contracts; (3) write options on such futures contracts; and (4) purchase other types of forward or investment contracts linked to individual securities, indexes or other benchmarks. A Portfolio may write a call or put option only if the option is covered. As the writer of a covered call option, a Portfolio foregoes, during the option's life, the opportunity to profit from increases in market value of the security covering the call option above the sum of the premium and the exercise price of the call. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out a position. In addition, because futures positions may require low margin deposits, the use of futures contracts involves a high degree of leverage and may result in losses in excess of the amount of the margin deposit.

     Derivatives are most often used to manage investment risk or to create an investment position indirectly because they are more efficient or less costly than direct investment. They also may be used in an effort to enhance portfolio returns.

     The successful use of Derivatives depends on the Adviser's ability to correctly predict changes in the levels and directions of movements in security prices, interest rates and other market factors affecting the Derivative itself or the value of the underlying asset or benchmark. In addition, correlations in the performance of an underlying asset to a Derivative may not be well established. Finally, privately negotiated and over-the-counter Derivatives may not be as well regulated and may be less marketable than exchange-traded Derivatives. For additional information on Derivatives, please refer to the Statement of Additional Information.

Portfolio Turnover. Although the Portfolios do not purchase securities with a view to rapid turnover, there are no limitations on the length of time portfolio securities must be held. Accordingly, the portfolio turnover rate may vary significantly from year to year, but is not expected to exceed 100% under normal market conditions. Flexibility of investment and emphasis on capital appreciation may involve greater portfolio turnover than that of mutual funds that have the objectives of income or maintenance of a balanced investment position. A high rate of portfolio turnover may result in increased transaction expenses and the realization of capital gains and losses. (See Distributions and Income Taxes.)


NET ASSET VALUE

The purchase or redemption price of a Fund's shares is its net asset value per share. Each Fund determines the net asset value of its shares as of the close of regular session trading on the New York Stock Exchange ("NYSE") (currently 3:00 p.m., central time) by dividing the difference between the value of its assets and liabilities by the number of shares outstanding. Each Portfolio allocates net asset value, income, and expenses to its feeder funds in proportion to their respective interests in the Portfolio. Net asset value will not be determined on days when the NYSE is closed unless, in the judgment of the Board of Trustees, the net asset value should be determined on any such day, in which case the determination will be made at 3:00 p.m., central time.

     Each security traded on a national stock exchange is valued at its last sale price on that exchange on the day of valuation or, if there are no sales that day, at the latest bid quotation. Each over-the-counter security for which the last sale price on the day of valuation is available from Nasdaq is valued at that price. All other over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation.

     Long-term straight-debt obligations and securities convertible into stocks are valued at a fair value using a procedure determined in good faith by the Board of Trustees. Pricing services approved by the Board provide valuations (some of which may be "readily available market quotations"). These valuations are reviewed by the Adviser. If the Adviser believes that a valuation received from the service does not represent a fair value, it values the obligation using a method that the Board believes represents fair value. The Board may approve the use of other pricing services and any pricing service used may employ electronic data processing techniques, including a so-called "matrix" system, to determine valuations. Other assets and securities are valued by a method that the Board believes represents fair value.

     In computing the net asset value of International Portfolio, the values of portfolio securities are generally based upon market quotations. Depending upon local convention or regulation, these market quotations may be the last sale price, last bid or asked price, or the mean between the last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed at various times before the close of business on each day on which the NYSE is open. Trading of these securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which International Portfolio's net asset value is not calculated.
Therefore, such calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in such calculation and the value of International Portfolio's portfolio may be significantly affected on days when shares of International Portfolio may not be purchased or redeemed.

HOW TO PURCHASE SHARES

You may purchase shares of a Fund only through intermediaries, including certain broker-dealers, bank trust departments, asset allocation programs sponsored by the Adviser, wrap fee programs, and retirement plan service providers ("Intermediaries"). The Adviser and the Funds do not recommend, endorse, or receive payments from any Intermediary.

Shares of the Funds are offered continuously. Orders received in good order prior to the time at which a Fund values its shares (or placed with an Intermediary before such time and transmitted by the Intermediary before the Fund processes that day's share transactions or such other time as agreed to by the parties) will be processed based on that day's closing net asset value.

Conditions of Purchase. Each purchase order must be accepted by an authorized officer of the Distributor or its authorized agent and is not binding until accepted and entered on the books of the Funds. Once your purchase order has been accepted, you may not cancel or revoke it; you may, however, redeem the shares. Advisor Trust reserves the right not to accept any purchase order that it determines not to be in the best interests of Advisor Trust or of a Fund's shareholders.

     To reduce the volume of mail you receive, only one copy of certain materials, such as prospectuses and shareholder reports, will be mailed to your household (same address). Please call 800-322-0593 if you wish to receive additional copies free of charge.

Purchases Through Intermediaries. You must purchase shares through Intermediaries. These Intermediaries may charge for their services or place limitations on the extent to which you may use the services offered by Advisor Trust. In addition, each Intermediary will establish its own procedures for the purchase of Fund shares, including minimum initial and additional investments, and the acceptable methods of payment for shares. Your Intermediary may be closed on days when the NYSE is open. As a result, prices of Fund shares may be significantly affected on days when you have no access to your Intermediary to buy shares. If you wish to purchase shares, please contact your Intermediary for instructions.


HOW TO REDEEM SHARES

You may redeem shares only through Intermediaries. Each Intermediary will establish its own procedures for the sale of shares. Your Intermediary may be closed on days when the NYSE is open. As a result, prices for Fund shares may be significantly affected on days when you have no access to your Intermediary to sell shares. If you wish to redeem shares through an Intermediary, please contact the Intermediary for instructions.

Exchange Privilege. Through an account with an Intermediary, you may redeem all or any portion of your Fund shares and use the proceeds to purchase shares of any other Fund that is a series of Advisor Trust offered for sale in the state in which the Intermediary is located. Each Intermediary will establish its own exchange policies and procedures. In particular, individual participants of qualified retirement plans may exchange shares through the plan sponsor or administrator. Those participants may exchange shares only for shares of the same class of other Advisor Trust Funds that are included in the plan. An exchange transaction is a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. Before exchanging into another Advisor Trust Fund, you should obtain the prospectus for the Advisor Trust Fund in which you wish to invest and read it carefully. The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made. The Funds reserve the right to suspend, limit, modify, or terminate the Exchange Privilege or its use in any manner by any person or class; Intermediaries would be notified of such a change.

General Redemption Policies. Advisor Trust will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the investment portfolio in accordance with the investment objectives or otherwise harm a Fund or its remaining shareholders. Advisor Trust cannot accept a redemption request that specifies a particular date or price for redemption or any special conditions.

     The price at which your redemption order will be executed is the net asset value next determined after proper redemption instructions are received by the Intermediary. (See Net Asset Value.) Because the redemption price you receive depends upon Advisor the net asset value per share at the time of redemption, it may be more or less than the price you originally paid for the shares and may result in a realized capital gain or loss.

     Advisor Trust will pay redemption proceeds as soon as practicable, and in no event later than seven days after proper instructions are received. However, for shares recently purchased by check, a Fund will delay sending proceeds 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonest purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds. (See Distributions and Income Taxes.)


DISTRIBUTIONS AND INCOME TAXES

Distributions. Income dividends are declared and paid each calendar quarter by Advisor Balanced Fund and Advisor Growth & Income Fund and annually by Advisor Special Fund, Advisor Special Venture Fund, and Advisor International Fund. Each Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the 12-month period ended Oct. 31 in that year. Each Fund intends to distribute any undistributed net investment income and net realized capital gains in the following year.

     All income dividends and capital gains distributions on Fund shares will be reinvested in additional shares unless your Intermediary elects to have distributions paid by check. Reinvestment normally occurs on the payable date. Regardless of your election, distributions of $10 or less will not be paid by check to the shareholder, but will be reinvested in additional shares of the same class of the Fund at net asset value. If you have elected to receive dividends and/or capital gains distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to your address of record, your distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. Advisor Trust reserves the right to reinvest the proceeds and future distributions in additional shares of a Fund if checks mailed to you for distributions are returned as undeliverable or are not presented for payment within six months. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Fund for instructions.

Income Taxes. For federal income tax purposes, each Fund is treated as a separate taxable entity distinct from the other series of Advisor Trust. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code, so that it will be relieved of federal income tax on that part of its net investment income and net capital gains that is distributed to shareholders.

     Each Fund will distribute substantially all of its ordinary income and net capital gains on a current basis. Generally distributions are taxable as ordinary income, except that any distributions of net long-term capital gains will be taxed as such. However, distributions by a Fund to plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans.

     The Taxpayer Relief Act of 1997 (the "Act") reduced from 28% to 20% the maximum tax rate on long-term capital gains. This reduced rate generally applies to securities held for more than 18 months and sold after July 28, 1997, and securities held for more than one year and sold between May 6, 1997 and July 29, 1997.

Foreign Income Taxes. Investment income received by International Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle International Portfolio to a reduced rate of tax or exemption from tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of International Portfolio's assets to be invested within various countries will fluctuate and the extent to which tax refunds will be recovered is uncertain. International Portfolio intends to operate so as to qualify for treaty-reduced tax rates where applicable.

     To the extent that International Portfolio is liable for foreign income taxes withheld at the source, the Portfolio also intends to operate so as to meet the requirements of the U.S. Internal Revenue Code to "pass through" to International Advisor Fund's shareholders foreign income taxes paid, but there can be no assurance that it will be able to do so.

     This discussion of U.S. and foreign taxation is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax advisor. The foregoing information applies to U.S. shareholders. Foreign shareholders should consult their tax advisors as to the tax consequences of ownership of Fund shares.


MANAGEMENT

Trustees and Investment Adviser. The Board of Trustees of Advisor Trust and the Board of Trustees of Base Trust have overall management responsibility for each Fund and each Portfolio, respectively. See Management in the Statement of Additional Information for the names of and other information about the trustees and officers. Since Advisor Trust and Base Trust have the same trustees, the trustees have adopted conflict of interest procedures to monitor and address potential conflicts between the interests of the Funds and the Portfolios and other feeder funds investing in a Portfolio that share a common Board of Trustees with Advisor Trust and Base Trust.

     The Adviser, Stein Roe & Farnham Incorporated, One South Wacker Drive, Chicago, Illinois 60606, is responsible for managing the investment portfolio of each Portfolio and the business affairs of the Funds, the Portfolios, Advisor Trust and Base Trust, subject to the direction of the respective Board. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940. The Adviser and its predecessor have advised and managed mutual funds since 1949. The Adviser is a wholly owned indirect subsidiary of Liberty Financial Companies, Inc. ("Liberty Financial"), which in turn is a majority owned indirect subsidiary of Liberty Mutual Insurance Company.

     In approving the use of a single combined prospectus, the Board considered the possibility that one Fund or Portfolio might be liable for misstatements in the prospectus regarding information concerning another Fund or Portfolio.

Portfolio Managers. Daniel K. Cantor has been portfolio manager of Growth & Income Portfolio since its inception in 1997 and had managed its predecessor since 1995. He is a senior vice president of the Adviser, which he joined in 1985. A chartered financial analyst, he received a B.A. degree from the University of Rochester (1981) and an M.B.A. from the Wharton School of the University of Pennsylvania
(1985). As of Sept. 30, 1997, Mr. Cantor was responsible for managing $338 million in mutual fund net assets. Jeffrey C. Kinzel is associate portfolio manager. Mr. Kinzel received a B.A. from Northwestern University (1979), a J.D. from the University of Michigan Law School
(1983), and an M.B.A. from the Wharton School of the University of Pennsylvania (1991). Mr. Kinzel is a vice president and intermediate research analyst with the Adviser. Before joining the Adviser in 1991 as an equity research analyst, Mr. Kinzel was employed by the law firm of Butler and Binion; the law firm of Miller, Canfield, Paddock and Stone; and 1838 Investment Advisers.

     Harvey B. Hirschhorn has been portfolio manager of Balanced Portfolio since its inception in 1997 and had managed its predecessor since Apr., 1996. He is executive vice president and chief economist and investment strategist of the Adviser, which he joined in 1973. He received an A.B. degree from Rutgers College (1971) and an M.B.A. from the University of Chicago (1973), and is a chartered financial analyst. Mr. Hirschhorn was responsible for managing $615 million in mutual fund net assets at Sept. 30 1997. William Garrison and Sandra Knight are associate portfolio managers. Mr. Garrison joined the Adviser in 1989. He received his A.B. from Princeton University (1988) and an M.B.A. from the University of Chicago (1995). Ms. Knight is a vice president and quantitative analyst with the Adviser, which she joined in 1991. She earned a B.S. degree from Lawrence Technological University (1984) and an M.B.A. from Loyola University of Chicago (1991).

     Richard B. Peterson has been co-manager of Special Venture Portfolio since its inception in 1997 and managed its predecessor since its inception in 1994; John S. McLandsborough has been co-portfolio manager since July 1997. Mr. Peterson, who began his investment career at Stein Roe & Farnham in 1965 after graduating with a B.A. from Carleton College (1962) and the Woodrow Wilson School at Princeton University (1964) with a Masters in Public Administration, rejoined the Adviser in 1991 after 15 years of equity research and portfolio management experience with State Farm Investment Management Corp.
Prior to joining the Adviser in Apr. 1996, Mr. McLandsborough was an equity research analyst with CS First Boston from June 1994 until Jan. 1996 and with National City Bank of Cleveland prior thereto. Mr. McLandsborough, a chartered financial analyst, earned a bachelor's degree in finance in 1989 from Miami University and a master's degree in 1992 from Indiana University. As of Sept. 30, 1997, Messrs. Peterson and McLandsborough were responsible for co-managing $507 million in mutual fund net assets.

     M. Gerard Sandel has been manager of Special Portfolio and senior vice president and principal of the Adviser since July 1997. Prior to joining the Adviser in July 1997, Mr. Sandel was portfolio manager of the Marshall Mid-Cap Value Fund and its predecessor fund and vice president of M&I Investment Management Corporation since Oct. 1993. Prior thereto, he was vice president of Acorn Asset Management Corporation. A chartered financial analyst, Mr. Sandel earned a bachelor's degree in 1977 from the University of Southern Mississippi and a master's degree in 1984 from the American Graduate School. As of Sept. 30, 1997, he was responsible for managing $1.3 billion in mutual fund net assets.

 David P. Harris has been co-portfolio manager of International Portfolio since its inception in 1997 and had been manager to its predecessor since its inception in 1994 (he served as an associate portfolio manager until May 1995.) He joined the Adviser in 1995 as vice president to create Stein Roe Global Capital Management, a dedicated global and international equity management unit. Mr. Harris is also employed by Colonial Management Associates, Inc., a subsidiary of Liberty Financial and an affiliate of the Adviser, as vice president. Mr. Harris was a portfolio manager with Rockefeller & Co. ("Rockefeller") from 1990 to 1995. After earning a bachelor's degree from the University of Michigan, he was an actuarial associate for GEICO before returning to school to earn an M.B.A. from Cornell University. As of Sept. 30, 1997, Mr. Harris was responsible for managing $207 million in mutual fund net assets.

Fees and Expenses. In return for its services, the Adviser is entitled to receive a management fee from each Portfolio and an administrative fee from each Fund. The following table shows the annual rates (dollar amounts shown in millions) as a percentage of average net assets:

Fund                         Management Fee    Administrative Fee
Advisor Growth & Income Fund  N/A             .15% up to $500,
                                              .125% next $500,
                                              .10% thereafter
Growth & Income Portfolio   .60% up to $500,
                            .55% next $500,
                            .50% thereafter    N/A
Advisor Balanced Fund        N/A              .15% up to $500,
                                              .125% next $500,
                                               .10% thereafter
Balanced Portfolio         .55% up to $500,
                           .50% next $500,
                           .45% thereafter      N/A
Advisor Special Fund        N/A                .15% up to $500,
                                               .125% next $500,
                                               .10% next $500,
                                               .075% thereafter
Special Portfolio          .75% up to $500,
                           .70% next $500,
                           .65% next $500,
                           .60% thereafter      N/A
Advisor Special Venture
  Fund                      N/A                 .15%
Special Venture Portfolio  .75%                 N/A
Advisor International Fund  N/A                 .15%
International Portfolio    .85%                 N/A

For the period ended Sept. 30, 1997, the total expenses, after the fee waivers described under Fee Table, for Advisor Balanced Fund, Advisor Growth & Income Fund, Advisor Special Fund, Advisor Special Venture Fund and Advisor International Fund amounted to 1.35%, 1.40%, 1.45%, 1.50% and 1.75%, respectively.

     Under a separate agreement with each Trust, the Adviser provides certain accounting and bookkeeping services to the Funds and the Portfolios including computation of net asset value and calculation of net income and capital gains and losses on disposition of assets.

     In addition, the Adviser is free to make additional payments out of its own assets to promote the sale of Fund shares.

Portfolio Transactions. The Adviser places the orders for the purchase and sale of portfolio securities and options and futures contracts. In doing so, the Adviser seeks to obtain the best combination of price and execution, which involves a number of judgmental factors.

Transfer Agent and Shareholder Services. Colonial Investors Service Center, Inc. ("Transfer Agent"), P. O. Box 1722, Boston, Massachusetts 02105, an indirect subsidiary of Liberty Financial, is the agent of Advisor Trust for the transfer of shares, disbursement of dividends, and maintenance of shareholder accounting records.

     Some Intermediaries that maintain nominee accounts with a Fund for their clients who are Fund shareholders may be paid by the Transfer Agent for shareholder servicing and accounting services they provide with respect to the underlying Fund shares.

Distributor. Fund shares are offered for sale through Liberty Financial Investments, Inc. ("Distributor") without any sales commissions. The Distributor is a subsidiary of Colonial Management Associates, Inc., which is an indirect subsidiary of Liberty Financial. The business address of the Distributor is One Financial Center, Boston, Massachusetts 02111; however, all Fund correspondence (including purchase and redemption orders) should be mailed to Colonial Investors Service Center, Inc., the Transfer Agent, at P.O. Box 1722, Boston, Massachusetts 02105.

     The trustees of Advisor Trust have adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("Plan"). The Plan provides that, as compensation for expenses related to the promotion and distribution of Fund shares including its expenses related to the sale and promotion of Fund shares and to servicing of the shares, the Distributor receives from each Fund a servicing and/or distribution fee at an annual rate not exceeding 0.25% of its average net assets. The Distributor generally pays this compensation to institutions that distribute a Fund shares and provide services to the Fund and its shareholders. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by a Fund during any year may be more or less than the cost of distribution or other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. Advisor Trust's Plan complies with those rules.

Custodian. State Street Bank and Trust Company (the "Bank"), 225 Franklin Street, Boston, Massachusetts 02101, is the custodian for the Funds and the Portfolios. Foreign securities are maintained in the custody of foreign banks and trust companies that are members of the Bank's Global Custody Network or foreign depositories used by such members. (See Custodian in the Statement of Additional Information.)

ORGANIZATION AND DESCRIPTION OF SHARES

Advisor Trust is a Massachusetts business trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated July 31, 1996, which provides that each shareholder shall be deemed to have agreed to be bound by the terms thereof. The Declaration of Trust may be amended by a vote of either Advisor Trust's shareholders or its trustees. Advisor Trust may issue an unlimited number of shares, in one or more series as the Board may authorize. Currently, 10 series are authorized and outstanding.

     Under Massachusetts law, shareholders of a Massachusetts business trust such as Advisor Trust could, in some circumstances, be held personally liable for unsatisfied obligations of the trust. The Declaration of Trust provides that persons extending credit to, contracting with, or having any claim against, Advisor Trust or any particular series shall look only to the assets of Advisor Trust or of the respective series for payment under such credit, contract or claim, and that the shareholders, trustees and officers shall have no personal liability therefor. The Declaration of Trust requires that notice of such disclaimer of liability be given in each contract, instrument or undertaking executed or made on behalf of Advisor Trust. The Declaration of Trust provides for indemnification of any shareholder against any loss and expense arising from personal liability solely by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and Advisor Trust was unable to meet its obligations.

     The risk of a particular series incurring financial loss on account of unsatisfied liability of another series of Advisor Trust also is believed to be remote, because it would be limited to claims to which the disclaimer did not apply and to circumstances in which the other series was unable to meet its obligations.

     As a business trust, Advisor trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies, or approving an investment advisory contract.

MASTER FUND/FEEDER FUND: STRUCTURE AND RISK FACTORS

Each Fund (which are series of Advisor Trust, an open-end management investment company) seeks to achieve its objective by investing all of its assets in another mutual fund having an investment objective identical to that of the Fund. The shareholders of each Fund approved this policy of permitting a Fund to act as a feeder fund by investing in a Portfolio. Please refer to Investment Policies, Portfolio Investments and Strategies, and Investment Restrictions for a description of the investment objectives, policies, and restrictions of the Funds and the Portfolios. The management fees and expenses of the Funds and the Portfolios are described under Fee Table and Management. Each feeder Fund bears its proportionate share of the expenses of its master Portfolio.

     The Adviser has provided investment management services in connection with other mutual funds employing the master fund/feeder fund structure since 1991.

     Each Portfolio is a separate series of SR&F Base Trust ("Base Trust"), a Massachusetts common law trust organized under an Agreement and Declaration of Trust ("Declaration of Trust") dated Aug. 23, 1993. The Declaration of Trust of Base Trust provides that a Fund and other investors in a Portfolio will be liable for all obligations of that Portfolio that are not satisfied by the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which liability was inadequately insured and a Portfolio was unable to meet its obligations. Accordingly, the trustees of Advisor Trust believe that neither the Funds nor their shareholders will be adversely affected by reason of a Fund's investing in a Portfolio.

     The Declaration of Trust of Base Trust provides that a Portfolio will terminate 120 days after the withdrawal of a Fund or any other investor in the Portfolio, unless the remaining investors vote to agree to continue the business of the Portfolio. The trustees of Advisor Trust may vote a Fund's interests in a Portfolio for such continuation without approval of the Fund's shareholders.

     The common investment objectives of the Funds and the Portfolios are nonfundamental and may be changed without shareholder approval, subject, however, to at least 30 days' advance written notice to a Fund's shareholders.

     The fundamental policies of each Fund and the corresponding fundamental policies of its master Portfolio can be changed only with shareholder approval. If a Fund, as a Portfolio investor, is requested to vote on a change in a fundamental policy of a Portfolio or any other matter pertaining to the Portfolio (other than continuation of the business of the Portfolio after withdrawal of another investor), the Fund will solicit proxies from its shareholders and vote its interest in the Portfolio for and against such matters proportionately to the instructions to vote for and against such matters received from Fund shareholders. A Fund will vote shares for which it receives no voting instructions in the same proportion as the shares for which it receives voting instructions. There can be no assurance that any matter receiving a majority of votes cast by Fund shareholders will receive a majority of votes cast by all investors in a Portfolio. If other investors hold a majority interest in a Portfolio, they could have voting control over that Portfolio.

     In the event that a Portfolio's fundamental policies were changed so as to be inconsistent with those of the corresponding Fund, the Board of Trustees of Advisor Trust would consider what action might be taken, including changes to the Fund's fundamental policies, withdrawal of the Fund's assets from the Portfolio and investment of such assets in another pooled investment entity, or the retention of an investment adviser to invest those assets directly in a portfolio of securities. Any of these actions would require the approval of a Fund's shareholders. A Fund's inability to find a substitute master fund or comparable investment management could have a significant impact upon its shareholders' investments. Any withdrawal of a Fund's assets could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) to the Fund. Should such a distribution occur, the Fund would incur brokerage fees or other transaction costs in converting such securities to cash. In addition, a distribution in kind could result in a less diversified portfolio of investments for the Fund and could affect the liquidity of the Fund.

     Each investor in a Portfolio, including a Fund, may add to or reduce its investment in the Portfolio on each day the NYSE is open for business. The investor's percentage of the aggregate interests in the Portfolio will be computed as the percentage equal to the fraction (i) the numerator of which is the beginning of the day value of such investor's investment in the Portfolio on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor's investment in the Portfolio effected on such day; and (ii) the denominator of which is the aggregate beginning of the day net asset value of the Portfolio on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of the close of business.

     Base Trust may permit other investment companies and/or other institutional investors to invest in a Portfolio, but members of the general public may not invest directly in the Portfolio. Other investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, might incur different administrative fees and expenses than the Fund, and might charge a sales commission. Therefore, Fund shareholders might have different investment returns than shareholders in another investment company that invests exclusively in a Portfolio. Investment by such other investors in a Portfolio would provide funds for the purchase of additional portfolio securities and would tend to reduce the operating expenses as a percentage of the Portfolio's net assets. Conversely, large-scale redemptions by any such other investors in a Portfolio could result in untimely liquidations of the Portfolio's security holdings, loss of investment flexibility, and increases in the operating expenses of the Portfolio as a percentage of its net assets. As a result, a Portfolio's security holdings may become less diverse, resulting in increased risk.

     Each Portfolio commenced operations in Feb. 1997 when each of Stein Roe Growth & Income Fund, Stein Roe Balanced Fund, Stein Roe Special Fund, Stein Roe Special Venture Fund and Stein Roe International Fund, series of Stein Roe Investment Trust, converted into a feeder fund by investing all of its assets in a corresponding Portfolio. Information regarding any investment company that may invest in a Portfolio may be obtained by writing to SR&F Base Trust, Suite 3200, One South Wacker Drive, Chicago, Illinois 60606, or by calling 800-338-2550. The Adviser may provide administrative or other services to one or more of such investors.

FOR MORE INFORMATION

For more information about the Advisor Funds, call Retirement Services at 800-322-1130 or Advisor/Broker Services at 800-322-0593.
                       ______________________